Exhibit 4.1

DUKE ENERGY CORPORATION

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

Trustee

Seventeenth Supplemental Indenture
Dated as of August 10, 2017

$500,000,000 2.40% SENIOR NOTES DUE 2022

$750,000,000 3.15% SENIOR NOTES DUE 2027

$500,000,000 3.95% SENIOR NOTES DUE 2047

TABLE OF CONTENTS(1)

ARTICLE I
2.40% SENIOR NOTES DUE 2022

Exhibit A — Form of 2.40% Senior Note Due 2022

Exhibit B — Certificate of Authentication

Exhibit C — Form of 3.15% Senior Note Due 2027

Exhibit D — Certificate of Authentication

Exhibit E — Form of 3.95% Senior Note Due 2047

Exhibit F — Certificate of Authentication

(1)  This Table of Contents does not constitute part of the Indenture or have any bearing upon the interpretation of any of its terms and provisions.

THIS SEVENTEENTH SUPPLEMENTAL INDENTURE is made as of the 10th day of August, 2017, by and among DUKE ENERGY CORPORATION, a Delaware corporation, having its principal office at 550 South Tryon Street, Charlotte, North Carolina 28202-1803 (the “Corporation”), and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), a national banking association, as Trustee (herein called the “Trustee”).

WITNESSETH:

WHEREAS, the Corporation has heretofore entered into an Indenture, dated as of June 3, 2008 (the “Original Indenture”), with The Bank of New York Mellon Trust Company, N.A., as Trustee;

WHEREAS, the Original Indenture is incorporated herein by this reference and the Original Indenture, as it may be amended and supplemented to the date hereof, including by this Seventeenth Supplemental Indenture, is herein called the “Indenture”;

WHEREAS, under the Indenture, a new series of Securities may at any time be established in accordance with the provisions of the Indenture and the terms of such series may be described by a supplemental indenture executed by the Corporation and the Trustee;

WHEREAS, the Corporation hereby proposes to create under the Indenture three additional series of Securities;

WHEREAS, additional Securities of other series hereafter established, except as may be limited in the Indenture as at the time supplemented and modified, may be issued from time to time pursuant to the Indenture as at the time supplemented and modified; and

WHEREAS, all conditions necessary to authorize the execution and delivery of this Seventeenth Supplemental Indenture and to make it a valid and binding obligation of the Corporation have been done or performed.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

2.40% SENIOR NOTES DUE 2022

Section 1.01.         Establishment.  There is hereby established a new series of Securities to be issued under the Indenture, to be designated as the Corporation’s 2.40% Senior Notes due 2022 (the “2022 Notes”).

There are to be authenticated and delivered initially $500,000,000 principal amount of the 2022 Notes, and no further 2022 Notes shall be authenticated and delivered except as provided by Section 304, 305, 306, 906 or 1106 of the Original Indenture and the last paragraph of Section 301 thereof.  The 2022 Notes shall be issued in fully registered form without coupons.

The 2022 Notes shall be in substantially the form set out in Exhibit A hereto, and the form of the Trustee’s Certificate of Authentication for the 2022 Notes shall be in substantially the form set forth in Exhibit B hereto.

Each 2022 Note shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

Section 1.02.         Definitions.  The following defined terms used in this Article I shall, unless the context otherwise requires, have the meanings specified below for purposes of the 2022 Notes.  Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

“Business Day” means any day other than a Saturday or Sunday that is neither a Legal Holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close, or a day on which the Corporate Trust Office is closed for business.

“Interest Payment Date” means each February 15 and August 15 of each year, commencing on February 15, 2018.

“Legal Holiday” means any day that is a legal holiday in New York, New York.

“Original Issue Date” means August 10, 2017.

“Regular Record Date” means, with respect to each Interest Payment Date, the close of business on the 15th calendar day prior to such Interest Payment Date (whether or not a Business Day).

“Stated Maturity” means August 15, 2022.

Section 1.03.         Payment of Principal and Interest.  The principal of the 2022 Notes shall be due at Stated Maturity (unless earlier redeemed).  The unpaid principal amount of the 2022 Notes shall bear interest at the rate of 2.40% per annum until paid or duly provided for, such interest to accrue from August 10, 2017 or from the most recent Interest Payment Date to which interest has been paid or duly provided for.  Interest shall be paid semi-annually in arrears on each Interest Payment Date to the Person or Persons in whose name the 2022 Notes are registered on the Regular Record Date for such Interest Payment Date; provided that interest payable at the Stated Maturity or on a Redemption Date as provided herein shall be paid to the Person to whom principal is payable.  Any such interest that is not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the 2022 Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee (“Special Record Date”), notice whereof shall be given to Holders of the 2022 Notes not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the 2022 Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

Payments of interest on the 2022 Notes shall include interest accrued to but excluding the respective Interest Payment Dates.  Interest payments for the 2022 Notes shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.  In the event that any date on which interest is payable on the 2022 Notes is not a Business Day, then payment of the interest payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable.

Payment of principal of, premium, if any, and interest on the 2022 Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payments of principal of, premium, if any, and interest on 2022 Notes represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security, provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent.  If any of the 2022 Notes are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such 2022 Notes shall be made at the office of the Paying Agent upon surrender of such 2022 Notes to the Paying Agent and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, by (A) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

Section 1.04.         Denominations.  The 2022 Notes shall be issued in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Section 1.05.         Global Securities.  The 2022 Notes shall initially be issued in the form of one or more Global Securities registered in the name of the Depositary (which initially shall be The Depository Trust Company) or its nominee.  Except under the limited circumstances described below, 2022 Notes represented by such Global Security or Global Securities shall not be exchangeable for, and shall not otherwise be issuable as, 2022 Notes in definitive form.  The Global Securities described in this Article I may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

A Global Security representing the 2022 Notes shall be exchangeable for 2022 Notes registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies the Corporation that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by the Corporation within 90 days of receipt by the Corporation of such notification, or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Corporation within 90 days after it becomes aware of such cessation, (ii) an Event of Default has occurred and is continuing with respect to the 2022 Notes and beneficial owners of a majority in aggregate principal amount of the 2022 Notes represented by Global Securities advise the Depositary to cease acting as Depositary, or (iii) the Corporation in its sole discretion, and subject to the procedures of the Depositary, determines that such Global Security shall be so exchangeable.  Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for 2022 Notes registered in such names as the Depositary shall direct.

Section 1.06.         Redemption.  At any time before July 15, 2022 (the “2022 Par Call Date”), the 2022 Notes shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, on any date (a “Redemption Date”), at a redemption price equal to the greater of (i) 100% of the principal amount of the 2022 Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the 2022 Notes matured on the 2022 Par Call Date (exclusive of interest accrued to such Redemption Date) discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus, in either case, accrued and unpaid interest on the principal amount of the 2022 Notes being redeemed to, but excluding, such Redemption Date.

At any time on or after the 2022 Par Call Date, the 2022 Notes shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, at a redemption price equal to 100% of the principal amount of the 2022 Notes being redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date.

For purposes of the first paragraph of this Section 1.06, the following terms have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the 2022 Notes to be redeemed (assuming, for this purpose, that the 2022 Notes matured on the 2022 Par Call Date), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such 2022 Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date for the 2022 Notes, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if fewer than four of such Reference Treasury Dealer Quotations are obtained, the average of all such Reference Treasury Dealer Quotations as determined by the Corporation.

“Quotation Agent” means a Reference Treasury Dealer appointed by the Corporation.

“Reference Treasury Dealer” means each of Barclays Capital Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and a Primary Treasury Dealer (as defined below) selected by MUFG Securities Americas Inc., or their respective affiliates or successors, each of which is a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing or their affiliates or successors shall cease to be a Primary Treasury Dealer, the Corporation will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the 2022 Notes, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the 2022 Notes, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Rate shall be calculated by the Corporation on the third Business Day preceding the Redemption Date.

The Corporation shall notify the Trustee of the redemption price with respect to any redemption of the 2022 Notes occurring before the 2022 Par Call Date promptly after the calculation thereof.  The Trustee shall not be responsible for calculating said redemption price.

If less than all of the 2022 Notes are to be redeemed, the Trustee shall select the 2022 Notes or portions of 2022 Notes to be redeemed by such method as the Trustee shall deem fair and appropriate.  The Trustee may select for redemption 2022 Notes and portions of 2022 Notes in amounts of $2,000 or any integral multiple of $1,000 in excess thereof.  As long as the 2022 Notes are represented by Global Securities, beneficial interests in such Notes shall be selected for redemption by the Depositary in accordance with its standard procedures therefor.

The 2022 Notes shall not have a sinking fund.

Section 1.07.         Paying Agent.  The Trustee shall initially serve as Paying Agent with respect to the 2022 Notes, with the Place of Payment initially being the Corporate Trust Office.

ARTICLE II

3.15% SENIOR NOTES DUE 2027

Section 2.01.         Establishment.  There is hereby established a new series of Securities to be issued under the Indenture, to be designated as the Corporation’s 3.15% Senior Notes due 2027 (the “2027 Notes”).

There are to be authenticated and delivered initially $750,000,000 principal amount of the 2027 Notes, and no further 2027 Notes shall be authenticated and delivered except as provided by Section 304, 305, 306, 906 or 1106 of the Original Indenture and the last paragraph of Section 301 thereof.  The 2027 Notes shall be issued in fully registered form without coupons.

The 2027 Notes shall be in substantially the form set out in Exhibit C hereto, and the form of the Trustee’s Certificate of Authentication for the 2027 Notes shall be in substantially the form set forth in Exhibit D hereto.

Each 2027 Note shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

Section 2.02.         Definitions.  The following defined terms used in this Article II shall, unless the context otherwise requires, have the meanings specified below for purposes of the 2027 Notes.  Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

“Business Day” means any day other than a Saturday or Sunday that is neither a Legal Holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close, or a day on which the Corporate Trust Office is closed for business.

“Interest Payment Date” means each February 15 and August 15 of each year, commencing on February 15, 2018.

“Legal Holiday” means any day that is a legal holiday in New York, New York.

“Original Issue Date” means August 10, 2017.

“Regular Record Date” means, with respect to each Interest Payment Date, the close of business on the 15th calendar day prior to such Interest Payment Date (whether or not a Business Day).

“Stated Maturity” means August 15, 2027.

Section 2.03.         Payment of Principal and Interest.  The principal of the 2027 Notes shall be due at Stated Maturity (unless earlier redeemed).  The unpaid principal amount of the 2027 Notes shall bear interest at the rate of 3.15% per annum until paid or duly provided for, such interest to accrue from August 10, 2017 or from the most recent Interest Payment Date to which interest has been paid or duly provided for.  Interest shall be paid semi-annually in arrears on each Interest Payment Date to the Person or Persons in whose name the 2027 Notes are registered on the Regular Record Date for such Interest Payment Date; provided that interest payable at the Stated Maturity or on a Redemption Date as provided herein shall be paid to the Person to whom principal is payable.  Any such interest that is not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the 2027 Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee (“Special Record Date”), notice whereof shall be given to Holders of the 2027 Notes not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the 2027 Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

Payments of interest on the 2027 Notes shall include interest accrued to but excluding the respective Interest Payment Dates.  Interest payments for the 2027 Notes shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.  In the event that any date on which interest is payable on the 2027 Notes is not a Business Day, then payment of the interest payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable.

Payment of principal of, premium, if any, and interest on the 2027 Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payments of principal of, premium, if any, and interest on 2027 Notes represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security, provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent.  If any of the 2027 Notes are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such 2027 Notes shall be made at the office of the Paying Agent upon surrender of such 2027 Notes to the Paying Agent and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, by (A) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

Section 2.04.         Denominations.  The 2027 Notes shall be issued in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Section 2.05.         Global Securities.  The 2027 Notes shall initially be issued in the form of one or more Global Securities registered in the name of the Depositary (which initially shall be The Depository Trust Company) or its nominee.  Except under the limited circumstances described below, 2027 Notes represented by such Global Security or Global Securities shall not be exchangeable for, and shall not otherwise be issuable as, 2027 Notes in definitive form.  The Global Securities described in this Article II may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

A Global Security representing the 2027 Notes shall be exchangeable for 2027 Notes registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies the Corporation that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by the Corporation within 90 days of receipt by the Corporation of such notification, or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Corporation within 90 days after it becomes aware of such cessation, (ii) an Event of Default has occurred and is continuing with respect to the 2027 Notes and beneficial owners of a majority in aggregate principal amount of the 2027 Notes represented by Global Securities advise the Depositary to cease acting as Depositary, or (iii) the Corporation in its sole discretion, and subject to the procedures of the Depositary, determines that such Global Security shall be so exchangeable.  Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for 2027 Notes registered in such names as the Depositary shall direct.

Section 2.06.         Redemption.  At any time before May 15, 2027 (the “2027 Par Call Date”), the 2027 Notes shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, on any date (a “Redemption Date”), at a redemption price equal to the greater of (i) 100% of the principal amount of the 2027 Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the 2027 Notes matured on the 2027 Par Call Date (exclusive of interest accrued to such Redemption Date) discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in either case, accrued and unpaid interest on the principal amount of the 2027 Notes being redeemed to, but excluding, such Redemption Date.

At any time on or after the 2027 Par Call Date, the 2027 Notes shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, at a redemption price equal to 100% of the principal amount of the 2027 Notes being redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date.

For purposes of the first paragraph of this Section 2.06, the following terms have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the 2027 Notes to be redeemed (assuming, for this purpose, that the 2027 Notes matured on the 2027 Par Call Date), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such 2027 Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date for the 2027 Notes, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if fewer than four of such Reference Treasury Dealer Quotations are obtained, the average of all such Reference Treasury Dealer Quotations as determined by the Corporation.

“Quotation Agent” means a Reference Treasury Dealer appointed by the Corporation.

“Reference Treasury Dealer” means each of Barclays Capital Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and a Primary Treasury Dealer (as defined below) selected by MUFG Securities Americas Inc., or their respective affiliates or successors, each of which is a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing or their affiliates or successors shall cease to be a Primary Treasury Dealer, the Corporation will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the 2027 Notes, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the 2027 Notes, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Rate shall be calculated by the Corporation on the third Business Day preceding the Redemption Date.

The Corporation shall notify the Trustee of the redemption price with respect to any redemption of the 2027 Notes occurring before the 2027 Par Call Date promptly after the calculation thereof.  The Trustee shall not be responsible for calculating said redemption price.

If less than all of the 2027 Notes are to be redeemed, the Trustee shall select the 2027 Notes or portions of 2027 Notes to be redeemed by such method as the Trustee shall deem fair and appropriate.  The Trustee may select for redemption 2027 Notes and portions of 2027 Notes in amounts of $2,000 or any integral multiple of $1,000 in excess thereof.  As long as the 2027 Notes are represented by Global Securities, beneficial interests in such Notes shall be selected for redemption by the Depositary in accordance with its standard procedures therefor.

The 2027 Notes shall not have a sinking fund.

Section 2.07.         Paying Agent.  The Trustee shall initially serve as Paying Agent with respect to the 2027 Notes, with the Place of Payment initially being the Corporate Trust Office.

ARTICLE III

3.95% SENIOR NOTES DUE 2047

Section 3.01.         Establishment.  There is hereby established a new series of Securities to be issued under the Indenture, to be designated as the Corporation’s 3.95% Senior Notes due 2047 (the “2047 Notes”).

There are to be authenticated and delivered initially $500,000,000 principal amount of the 2047 Notes, and no further 2047 Notes shall be authenticated and delivered except as provided by Section 304, 305, 306, 906 or 1106 of the Original Indenture and the last paragraph of Section 301 thereof.  The 2047 Notes shall be issued in fully registered form without coupons.

The 2047 Notes shall be in substantially the form set out in Exhibit E hereto, and the form of the Trustee’s Certificate of Authentication for the 2047 Notes shall be in substantially the form set forth in Exhibit F hereto.

Each 2047 Note shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

Section 3.02.         Definitions.  The following defined terms used in this Article III shall, unless the context otherwise requires, have the meanings specified below for purposes of the 2047 Notes.  Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

“Business Day” means any day other than a Saturday or Sunday that is neither a Legal Holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close, or a day on which the Corporate Trust Office is closed for business.

“Interest Payment Date” means each February 15 and August 15 of each year, commencing on February 15, 2018.

“Legal Holiday” means any day that is a legal holiday in New York, New York.

“Original Issue Date” means August 10, 2017.

“Regular Record Date” means, with respect to each Interest Payment Date, the close of business on the 15th calendar day prior to such Interest Payment Date (whether or not a Business Day).

“Stated Maturity” means August 15, 2047.

Section 3.03.         Payment of Principal and Interest.  The principal of the 2047 Notes shall be due at Stated Maturity (unless earlier redeemed).  The unpaid principal amount of the 2047 Notes shall bear interest at the rate of 3.95% per annum until paid or duly provided for, such interest to accrue from August 10, 2017 or from the most recent Interest Payment Date to which interest has been paid or duly provided for.  Interest shall be paid semi-annually in arrears on each Interest Payment Date to the Person or Persons in whose name the 2047 Notes are registered on the Regular Record Date for such Interest Payment Date; provided that interest payable at the Stated Maturity or on a Redemption Date as provided herein shall be paid to the Person to whom principal is payable.  Any such interest that is not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the 2047 Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee (“Special Record Date”), notice whereof shall be given to Holders of the 2047 Notes not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the 2047 Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

Payments of interest on the 2047 Notes shall include interest accrued to but excluding the respective Interest Payment Dates.  Interest payments for the 2047 Notes shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.  In the event that any date on which interest is payable on the 2047 Notes is not a Business Day, then payment of the interest payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable.

Payment of principal of, premium, if any, and interest on the 2047 Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payments of principal of, premium, if any, and interest on 2047 Notes represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security, provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent.  If any of the 2047 Notes are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such 2047 Notes shall be made at the office of the Paying Agent upon surrender of such 2047 Notes to the Paying Agent and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, by (A) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

Section 3.04.         Denominations.  The 2047 Notes shall be issued in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Section 3.05.         Global Securities.  The 2047 Notes shall initially be issued in the form of one or more Global Securities registered in the name of the Depositary (which initially shall be The Depository Trust Company) or its nominee.  Except under the limited circumstances described below, 2047 Notes represented by such Global Security or Global Securities shall not be exchangeable for, and shall not otherwise be issuable as, 2047 Notes in definitive form.  The Global Securities described in this Article III may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

A Global Security representing the 2047 Notes shall be exchangeable for 2047 Notes registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies the Corporation that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by the Corporation within 90 days of receipt by the Corporation of such notification, or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Corporation within 90 days after it becomes aware of such cessation, (ii) an Event of Default has occurred and is continuing with respect to the 2047 Notes and beneficial owners of a majority in aggregate principal amount of the 2047 Notes represented by Global Securities advise the Depositary to cease acting as Depositary, or (iii) the Corporation in its sole discretion, and subject to the procedures of the Depositary, determines that such Global Security shall be so exchangeable.  Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for 2047 Notes registered in such names as the Depositary shall direct.

Section 3.06.         Redemption.  At any time before February 15, 2047 (the “2047 Par Call Date”), the 2047 Notes shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, on any date (a “Redemption Date”), at a redemption price equal to the greater of (i) 100% of the principal amount of the 2047 Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the 2047 Notes matured on the 2047 Par Call Date (exclusive of interest accrued to such Redemption Date) discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in either case, accrued and unpaid interest on the principal amount of the 2047 Notes being redeemed to, but excluding, such Redemption Date.

At any time on or after the 2047 Par Call Date, the 2047 Notes shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, at a redemption price equal to 100% of the principal amount of the 2047 Notes being redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date.

For purposes of the first paragraph of this Section 3.06, the following terms have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the 2047 Notes to be redeemed (assuming, for this purpose, that the 2047 Notes matured on the 2047 Par Call Date), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such 2047 Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date for the 2047 Notes, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if fewer than four of such Reference Treasury Dealer Quotations are obtained, the average of all such Reference Treasury Dealer Quotations as determined by the Corporation.

“Quotation Agent” means a Reference Treasury Dealer appointed by the Corporation.

“Reference Treasury Dealer” means each of Barclays Capital Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and a Primary Treasury Dealer (as defined below) selected by MUFG Securities Americas Inc., or their respective affiliates or successors, each of which is a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing or their affiliates or successors shall cease to be a Primary Treasury Dealer, the Corporation will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the 2047 Notes, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the 2047 Notes, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Rate shall be calculated by the Corporation on the third Business Day preceding the Redemption Date.

The Corporation shall notify the Trustee of the redemption price with respect to any redemption of the 2047 Notes occurring before the 2047 Par Call Date promptly after the calculation thereof.  The Trustee shall not be responsible for calculating said redemption price.

If less than all of the 2047 Notes are to be redeemed, the Trustee shall select the 2047 Notes or portions of 2047 Notes to be redeemed by such method as the Trustee shall deem fair and appropriate.  The Trustee may select for redemption 2047 Notes and portions of 2047 Notes in amounts of $2,000 or any integral multiple of $1,000 in excess thereof.  As long as the 2047 Notes are represented by Global Securities, beneficial interests in such Notes shall be selected for redemption by the Depositary in accordance with its standard procedures therefor.

The 2047 Notes shall not have a sinking fund.

Section 3.07.         Paying Agent.  The Trustee shall initially serve as Paying Agent with respect to the 2047 Notes, with the Place of Payment initially being the Corporate Trust Office.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.01.         Recitals by the Corporation.  The recitals in this Seventeenth Supplemental Indenture are made by the Corporation only and not by the Trustee, and all of the provisions contained in the Original Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of the 2022 Notes, the 2027 Notes, the 2047 Notes and this Seventeenth Supplemental Indenture as fully and with like effect as if set forth herein in full.

Section 4.02.         Ratification and Incorporation of Original Indenture.  As supplemented hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Seventeenth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

Section 4.03.         Executed in Counterparts.  This Seventeenth Supplemental Indenture may be executed in several counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, each party hereto has caused this instrument to be signed in its name and behalf by its duly authorized officer, all as of the day and year first above written.

Duke Energy Corporation

By:	/s/ John L. Sullivan
Name:	John L. Sullivan, III
Title:	Assistant Treasurer

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:	/s/ Karen Yu
Name:	Karen Yu
Title:	Vice President

[Signature Page to Seventeenth Supplemental Indenture]

EXHIBIT A

FORM OF

2.40% SENIOR NOTE DUE 2022

No.	CUSIP No. 26441C AW5

DUKE ENERGY CORPORATION

2.40% SENIOR NOTE DUE 2022

Principal Amount:  $

Regular Record Date:  Close of business on the 15th calendar day prior to the relevant Interest Payment Date (whether or not a Business Day)

Original Issue Date:  August 10, 2017

Stated Maturity: August 15, 2022

Interest Payment Dates:  Semi-annually on February 15 and August 15 of each year, commencing on February 15, 2018

Interest Rate: 2.40% per annum

Authorized Denomination:  $2,000 or any integral multiple of $1,000 in excess thereof

Duke Energy Corporation, a Delaware corporation (the “Corporation”, which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to                               , or registered assigns, the principal sum of                                                      DOLLARS ($                        ) on the Stated Maturity shown above and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on each Interest Payment Date as specified above, commencing on February 15, 2018 and on the Stated Maturity at the rate per annum shown above until the principal hereof is paid or made available for payment and at such rate on any overdue principal and on any overdue installment of interest.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity or a Redemption Date) will, as provided in the Indenture, be paid to the Person in whose name this 2.40% Senior Note due 2022 (this “Security”) is registered on the Regular Record Date as specified above next preceding such Interest Payment Date; provided that any interest payable at Stated Maturity or on a Redemption Date will be paid to the Person to whom principal is payable.  Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

Payments of interest on this Security will include interest accrued to but excluding the respective Interest Payment Dates.  Interest payments for this Security shall be computed and paid on the basis of a

360-day year consisting of twelve 30-day months and will accrue from August 10, 2017 or from the most recent Interest Payment Date to which interest has been paid or duly provided for.  In the event that any date on which interest is payable on this Security is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable.  “Business Day” means any day other than a Saturday or Sunday that is neither a Legal Holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close, or a day on which the Corporate Trust Office is closed for business.  “Legal Holiday” means any day that is a legal holiday in New York, New York.

Payment of principal of, premium, if any, and interest on the Securities of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payments of principal of, premium, if any, and interest on the Securities of this series represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security, provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent.  If any of the Securities of this series are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such Securities shall be made at the office of the Paying Agent upon surrender of such Securities to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, by (A) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

At any time before July 15, 2022 (the “Par Call Date”), the Securities of this series shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, on any date (a “Redemption Date”), at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if this Security matured on the Par Call Date (exclusive of interest accrued to such Redemption Date) discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date.

At any time on or after the Par Call Date, the Securities of this series shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date.

For purposes of the second preceding paragraph, the following terms have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Securities of this series to be redeemed (assuming, for this purpose, that this Security matured on the Par Call Date), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities of this series.

“Comparable Treasury Price” means, with respect to any Redemption Date for the Securities of this series, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if fewer than four of such Reference Treasury Dealer Quotations are obtained, the average of all such Reference Treasury Dealer Quotations as determined by the Corporation.

“Quotation Agent” means a Reference Treasury Dealer appointed by the Corporation.

“Reference Treasury Dealer” means each of Barclays Capital Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and a Primary Treasury Dealer (as defined below) selected by MUFG Securities Americas Inc., or their respective affiliates or successors, each of which is a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing or their affiliates or successors shall cease to be a Primary Treasury Dealer, the Corporation will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities of this series, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the Securities of this series, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Rate shall be calculated by the Corporation on the third Business Day preceding the Redemption Date.

The Corporation shall notify the Trustee of the redemption price with respect to any redemption of the Securities of this series occurring before the Par Call Date promptly after the calculation thereof.  The Trustee shall not be responsible for calculating said redemption price.

Notice of any redemption by the Corporation will be mailed (or, as long as the Securities of this series are represented by one or more Global Securities, transmitted in accordance with the Depositary’s standard procedures therefor) at least 10 days but not more than 60 days before any Redemption Date to each Holder of Securities of this series to be redeemed.  If Notice of a redemption is provided and funds are deposited as required, interest will cease to accrue on and after the Redemption Date on the Securities of this series or portions of Securities of this series called for redemption.  In the event that any Redemption Date is not a Business Day, the Corporation will pay the redemption price on the next Business Day without any interest or other payment in respect of any such delay.  If less than all the Securities of this series are to be redeemed at the option of the Corporation, the Trustee shall select, in such manner as it shall deem fair and appropriate, the Securities of this series to be redeemed in whole or in part.  The Trustee may select for redemption Securities of this series and portions of the Securities of this series in amounts of $2,000 or any integral multiple of $1,000 in excess thereof.  As long as the Securities of this series are represented by Global Securities, beneficial interests in such Securities shall be selected for redemption by the Depositary in accordance with its standard procedures therefor.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

The Securities of this series shall not have a sinking fund.

The Securities of this series shall constitute the direct unsecured and unsubordinated debt obligations of the Corporation and shall rank equally in priority with the Corporation’s existing and future unsecured and unsubordinated indebtedness.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.

Duke Energy Corporation
By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(Reverse Side of Security)

This 2.40% Senior Note due 2022 is one of a duly authorized issue of Securities of the Corporation (the “Securities”), issued and issuable in one or more series under an Indenture, dated as of June 3, 2008, as supplemented (the “Indenture”), between the Corporation and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof as 2.40% Senior Notes due 2022 initially in the aggregate principal amount of $500,000,000.  Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (voting as one class).  The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of all such series, to waive, with certain exceptions, such default under the Indenture and its consequences.  The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture affecting such series.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees.  No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Securities of this series and for covenant defeasance at any time of certain covenants in the Indenture upon compliance with certain conditions set forth in the Indenture.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to the limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged at the office or agency of the Corporation.

This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT -		Custodian
		(Cust)		(Minor)
TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with rights of survivorship and not as tenants in common		under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not on the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto (please insert Social Security or other identifying number of assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                      agent to transfer said Security on the books of the Corporation, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

B-1

EXHIBIT C

FORM OF

3.15% SENIOR NOTE DUE 2027

No.	CUSIP No. 26441C AX3

DUKE ENERGY CORPORATION

3.15% SENIOR NOTE DUE 2027

Principal Amount:  $

Regular Record Date:  Close of business on the 15th calendar day prior to the relevant Interest Payment Date (whether or not a Business Day)

Original Issue Date:  August 10, 2017

Stated Maturity: August 15, 2027

Interest Payment Dates:  Semi-annually on February 15 and August 15 of each year, commencing on February 15, 2018

Interest Rate: 3.15% per annum

Authorized Denomination:  $2,000 or any integral multiple of $1,000 in excess thereof

Duke Energy Corporation, a Delaware corporation (the “Corporation”, which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to                               , or registered assigns, the principal sum of                                                      DOLLARS ($                        ) on the Stated Maturity shown above and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on each Interest Payment Date as specified above, commencing on February 15, 2018 and on the Stated Maturity at the rate per annum shown above until the principal hereof is paid or made available for payment and at such rate on any overdue principal and on any overdue installment of interest.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity or a Redemption Date) will, as provided in the Indenture, be paid to the Person in whose name this 3.15% Senior Note due 2027 (this “Security”) is registered on the Regular Record Date as specified above next preceding such Interest Payment Date; provided that any interest payable at Stated Maturity or on a Redemption Date will be paid to the Person to whom principal is payable.  Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

Payments of interest on this Security will include interest accrued to but excluding the respective Interest Payment Dates.  Interest payments for this Security shall be computed and paid on the basis of a

360-day year consisting of twelve 30-day months and will accrue from August 10, 2017 or from the most recent Interest Payment Date to which interest has been paid or duly provided for.  In the event that any date on which interest is payable on this Security is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable.  “Business Day” means any day other than a Saturday or Sunday that is neither a Legal Holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close, or a day on which the Corporate Trust Office is closed for business.  “Legal Holiday” means any day that is a legal holiday in New York, New York.

Payment of principal of, premium, if any, and interest on the Securities of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payments of principal of, premium, if any, and interest on the Securities of this series represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security, provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent.  If any of the Securities of this series are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such Securities shall be made at the office of the Paying Agent upon surrender of such Securities to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, by (A) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

At any time before May 15, 2027 (the “Par Call Date”), the Securities of this series shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, on any date (a “Redemption Date”), at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if this Security matured on the Par Call Date (exclusive of interest accrued to such Redemption Date) discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date.

At any time on or after the Par Call Date, the Securities of this series shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date.

For purposes of the second preceding paragraph, the following terms have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Securities of this series to be redeemed (assuming, for this purpose, that this Security matured on the Par Call Date), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities of this series.

“Comparable Treasury Price” means, with respect to any Redemption Date for the Securities of this series, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if fewer than four of such Reference Treasury Dealer Quotations are obtained, the average of all such Reference Treasury Dealer Quotations as determined by the Corporation.

“Quotation Agent” means a Reference Treasury Dealer appointed by the Corporation.

“Reference Treasury Dealer” means each of Barclays Capital Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and a Primary Treasury Dealer (as defined below) selected by MUFG Securities Americas Inc., or their respective affiliates or successors, each of which is a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing or their affiliates or successors shall cease to be a Primary Treasury Dealer, the Corporation will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities of this series, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the Securities of this series, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Rate shall be calculated by the Corporation on the third Business Day preceding the Redemption Date.

The Corporation shall notify the Trustee of the redemption price with respect to any redemption of the Securities of this series occurring before the Par Call Date promptly after the calculation thereof.  The Trustee shall not be responsible for calculating said redemption price.

Notice of any redemption by the Corporation will be mailed (or, as long as the Securities of this series are represented by one or more Global Securities, transmitted in accordance with the Depositary’s standard procedures therefor) at least 10 days but not more than 60 days before any Redemption Date to each Holder of Securities of this series to be redeemed.  If Notice of a redemption is provided and funds are deposited as required, interest will cease to accrue on and after the Redemption Date on the Securities of this series or portions of Securities of this series called for redemption.  In the event that any Redemption Date is not a Business Day, the Corporation will pay the redemption price on the next Business Day without any interest or other payment in respect of any such delay.  If less than all the Securities of this series are to be redeemed at the option of the Corporation, the Trustee shall select, in such manner as it shall deem fair and appropriate, the Securities of this series to be redeemed in whole or in part.  The Trustee may select for redemption Securities of this series and portions of the Securities of this series in amounts of $2,000 or any integral multiple of $1,000 in excess thereof.  As long as the Securities of this series are represented by Global Securities, beneficial interests in such Securities shall be selected for redemption by the Depositary in accordance with its standard procedures therefor.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

The Securities of this series shall not have a sinking fund.

The Securities of this series shall constitute the direct unsecured and unsubordinated debt obligations of the Corporation and shall rank equally in priority with the Corporation’s existing and future unsecured and unsubordinated indebtedness.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.

Duke Energy Corporation
By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(Reverse Side of Security)

This 3.15% Senior Note due 2027 is one of a duly authorized issue of Securities of the Corporation (the “Securities”), issued and issuable in one or more series under an Indenture, dated as of June 3, 2008, as supplemented (the “Indenture”), between the Corporation and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof as 3.15% Senior Notes due 2027 initially in the aggregate principal amount of $750,000,000.  Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (voting as one class).  The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of all such series, to waive, with certain exceptions, such default under the Indenture and its consequences.  The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture affecting such series.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees.  No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Securities of this series and for covenant defeasance at any time of certain covenants in the Indenture upon compliance with certain conditions set forth in the Indenture.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to the limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged at the office or agency of the Corporation.

This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT -		Custodian
		(Cust)		(Minor)
TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with rights of survivorship and not as tenants in common		under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not on the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto (please insert Social Security or other identifying number of assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                      agent to transfer said Security on the books of the Corporation, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT D

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

D-1

EXHIBIT E

FORM OF

3.95% SENIOR NOTE DUE 2047

No.	CUSIP No. 26441C AY1

DUKE ENERGY CORPORATION

3.95% SENIOR NOTE DUE 2047

Principal Amount:  $

Regular Record Date:  Close of business on the 15th calendar day prior to the relevant Interest Payment Date (whether or not a Business Day)

Original Issue Date:  August 10, 2017

Stated Maturity: August 15, 2047

Interest Payment Dates:  Semi-annually on February 15 and August 15 of each year, commencing on February 15, 2018

Interest Rate: 3.95% per annum

Authorized Denomination:  $2,000 or any integral multiple of $1,000 in excess thereof

Duke Energy Corporation, a Delaware corporation (the “Corporation”, which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to                               , or registered assigns, the principal sum of                                                      DOLLARS ($                        ) on the Stated Maturity shown above and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on each Interest Payment Date as specified above, commencing on February 15, 2018 and on the Stated Maturity at the rate per annum shown above until the principal hereof is paid or made available for payment and at such rate on any overdue principal and on any overdue installment of interest.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity or a Redemption Date) will, as provided in the Indenture, be paid to the Person in whose name this 3.95% Senior Note due 2047 (this “Security”) is registered on the Regular Record Date as specified above next preceding such Interest Payment Date; provided that any interest payable at Stated Maturity or on a Redemption Date will be paid to the Person to whom principal is payable.  Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

Payments of interest on this Security will include interest accrued to but excluding the respective Interest Payment Dates.  Interest payments for this Security shall be computed and paid on the basis of a

360-day year consisting of twelve 30-day months and will accrue from August 10, 2017 or from the most recent Interest Payment Date to which interest has been paid or duly provided for.  In the event that any date on which interest is payable on this Security is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable.  “Business Day” means any day other than a Saturday or Sunday that is neither a Legal Holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close, or a day on which the Corporate Trust Office is closed for business.  “Legal Holiday” means any day that is a legal holiday in New York, New York.

Payment of principal of, premium, if any, and interest on the Securities of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payments of principal of, premium, if any, and interest on the Securities of this series represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security, provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent.  If any of the Securities of this series are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such Securities shall be made at the office of the Paying Agent upon surrender of such Securities to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, by (A) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

At any time before February 15, 2047 (the “Par Call Date”), the Securities of this series shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, on any date (a “Redemption Date”), at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if this Security matured on the Par Call Date (exclusive of interest accrued to such Redemption Date) discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date.

At any time on or after the Par Call Date, the Securities of this series shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date.

For purposes of the second preceding paragraph, the following terms have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Securities of this series to be redeemed (assuming, for this purpose, that this Security matured on the Par Call Date), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities of this series.

“Comparable Treasury Price” means, with respect to any Redemption Date for the Securities of this series, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if fewer than four of such Reference Treasury Dealer Quotations are obtained, the average of all such Reference Treasury Dealer Quotations as determined by the Corporation.

“Quotation Agent” means a Reference Treasury Dealer appointed by the Corporation.

“Reference Treasury Dealer” means each of Barclays Capital Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and a Primary Treasury Dealer (as defined below) selected by MUFG Securities Americas Inc., or their respective affiliates or successors, each of which is a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing or their affiliates or successors shall cease to be a Primary Treasury Dealer, the Corporation will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities of this series, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the Securities of this series, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Rate shall be calculated by the Corporation on the third Business Day preceding the Redemption Date.

The Corporation shall notify the Trustee of the redemption price with respect to any redemption of the Securities of this series occurring before the Par Call Date promptly after the calculation thereof.  The Trustee shall not be responsible for calculating said redemption price.

Notice of any redemption by the Corporation will be mailed (or, as long as the Securities of this series are represented by one or more Global Securities, transmitted in accordance with the Depositary’s standard procedures therefor) at least 10 days but not more than 60 days before any Redemption Date to each Holder of Securities of this series to be redeemed.  If Notice of a redemption is provided and funds are deposited as required, interest will cease to accrue on and after the Redemption Date on the Securities of this series or portions of Securities of this series called for redemption.  In the event that any Redemption Date is not a Business Day, the Corporation will pay the redemption price on the next Business Day without any interest or other payment in respect of any such delay.  If less than all the Securities of this series are to be redeemed at the option of the Corporation, the Trustee shall select, in such manner as it shall deem fair and appropriate, the Securities of this series to be redeemed in whole or in part.  The Trustee may select for redemption Securities of this series and portions of the Securities of this series in amounts of $2,000 or any integral multiple of $1,000 in excess thereof.  As long as the Securities of this series are represented by Global Securities, beneficial interests in such Securities shall be selected for redemption by the Depositary in accordance with its standard procedures therefor.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

The Securities of this series shall not have a sinking fund.

The Securities of this series shall constitute the direct unsecured and unsubordinated debt obligations of the Corporation and shall rank equally in priority with the Corporation’s existing and future unsecured and unsubordinated indebtedness.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.

Duke Energy Corporation
By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(Reverse Side of Security)

This 3.95% Senior Note due 2047 is one of a duly authorized issue of Securities of the Corporation (the “Securities”), issued and issuable in one or more series under an Indenture, dated as of June 3, 2008, as supplemented (the “Indenture”), between the Corporation and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof as 3.95% Senior Notes due 2047 initially in the aggregate principal amount of $500,000,000.  Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (voting as one class).  The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of all such series, to waive, with certain exceptions, such default under the Indenture and its consequences.  The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture affecting such series.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees.  No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Securities of this series and for covenant defeasance at any time of certain covenants in the Indenture upon compliance with certain conditions set forth in the Indenture.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to the limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged at the office or agency of the Corporation.

This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT -		Custodian
		(Cust)		(Minor)
TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with rights of survivorship and not as tenants in common		under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not on the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto (please insert Social Security or other identifying number of assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                      agent to transfer said Security on the books of the Corporation, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT F

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

F-1